Pursuant to rule 497(e)
                                                     Registration No.  333-00767



                                 AMERINDO FUNDS INC.
                          SUPPLEMENT DATED MARCH 28, 2001,
                        TO STATEMENT OF ADDITIONAL INFORMATION
               DATED FEBRUARY 28, 2001, AS SUPPLEMENTED MARCH 28, 2001



      On page 22, there is information pertaining to opening an account on the Internet. Currently, it is not possible to open an account on the Internet. It is anticipated that this service will become available on or about April 1, 2001.

                                                              Pursuant to 497(e)
                                                      Registration No. 333-00767



                               AMERINDO FUNDS INC.
                            Amerindo Technology Fund
                           Amerindo Technology Fund II
                           Amerindo Internet B2B Fund
                      Amerindo Health & Biotechnology Fund
        -----------------------------------------------------------------

                FEBRUARY 28, 2001, AS SUPPLEMENTED MARCH 28, 2001

                                 RELATING TO THE
                            AMERINDO TECHNOLOGY FUND
                           AMERINDO TECHNOLOGY FUND II
                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND,
                       PROSPECTUS FOR CLASS A AND C SHARES
                    AND THE PROSPECTUS FOR THE CLASS D SHARES

                             DATED FEBRUARY 28, 2001
        -----------------------------------------------------------------

     This Statement of Additional Information ("SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Funds' prospectuses, dated February 28, 2001 (the "Prospectuses").

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, copies of which may be obtained without charge by writing to the Funds at 399 Park Avenue, 22nd Floor, New York, New York 10022.

     This SAI is incorporated by reference into the Prospectuses in its entirety.

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                                                      TABLE OF CONTENTS

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
Fund History...............................................1    Capital Stock and Other Securities................20
Description of the Funds and their Investments and Risks...1    Purchase, Redemption and Pricing of Shares........21
Management of the Funds ...................................8    Taxation of the Fund..............................23
Control Persons and Principal Holders of Securities.......11    Underwriters......................................26
Investment Advisory and Other Services....................13    Calculation of Performance Data ..................26
Brokerage Allocation and Other Practices..................19    Financial Statements .............................28

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I       FUND HISTORY

               Amerindo Funds Inc. (the "Company") was incorporated in Maryland on February 6, 1996. This SAI relates to the Amerindo Technology Fund, Amerindo Technology Fund II, Amerindo Internet B2B Fund, and Amerindo Health & Biotechnology Fund (each, a "Fund", and collectively, the "Funds"). At this time, the Amerindo Technology Fund II has not yet commenced operations.

II.     DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

        A.     INVESTMENT STRATEGIES AND RISKS

               Amerindo Technology Fund and Amerindo Technology Fund II
               --------------------------------------------------------

               The Amerindo Technology Fund and the Amerindo Technology Fund II are non-diversified, open-end, management investment companies. Each Fund's investment objective is to seek long-term capital appreciation. Each Fund seeks to achieve its objective by investing at least 65% of its assets (although each Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Current income is incidental to each Fund's investment objective. The investment objective is fundamental to the Funds and may not be changed without shareholder approval. There can be no assurance that each Fund's investment objective will be achieved.

               Amerindo Internet B2B Fund
               --------------------------

               The Amerindo Internet B2B Fund is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies in the Internet business to business ("B2B") Sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

               Amerindo Health & Biotechnology Fund
               ------------------------------------

               The Amerindo Health & Biotechnology Fund is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of companies in the health and biotechnology fields which, in the opinion of the Advisor, have the potential for capital appreciation. The health and biotechnology fields include technology (i.e., software) for health care management technology, pharmaceuticals and healthcare services or devices. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

               All Funds
               ---------

               The Funds are designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Funds. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that the Funds are expected to experience, the Funds could be an appropriate part of your overall investment strategy. The Funds should not be used as a trading vehicle.




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



        B.     DESCRIPTION OF THE FUNDS' INVESTMENT SECURITIES AND DERIVATIVES

               1. The Technology and Science Areas. The Advisor believes that because of rapid advances in technology, science, health and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Funds may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

               The technology, science, health and biotechnology areas have exhibited and continue to exhibit rapid growth due to the mass adoption of the Internet, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in each of the Fund's portfolios. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Funds' investment policies are not limited to any minimum capitalization requirement and the Funds may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Funds is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Advisor anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

               Companies in the rapidly changing fields of technology, science, healthcare and biotechnology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Funds are not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology, science, health care and biotechnology areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

               2. The Health and Biotechnology Areas. The health care industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and governmental regulation. Biotechnology companies may have persistent losses during a new products' transition from development to production, an revenue may be erratic.

               3. Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of each Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

               Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to that Fund. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. There can be no assurance that a Fund's foreign investments will present less risk then a portfolio of domestic securities.

               Foreign Currency. Investments in foreign securities will usually be denominated in foreign currency, and a Fund may contemporarily hold funds in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

               4. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

               5. Repurchase Agreements. When a Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. A Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

               For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

               6. Hedging Transactions. The Funds may, but do not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Funds are permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Funds may write covered call options on securities or stock indices. By writing call options, a Fund limits its profit to the amount of the premium received. By writing a covered call option, a Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Funds will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of a Fund's net assets.

               To the extent the Funds use hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Advisor will attempt to create a very closely correlated hedge.

               Short Sales. The Funds may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that a Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Funds will make short sales
"against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

               7. Options Transactions. The Funds may, but do not currently intend to, enter into options transactions. The Funds may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Funds may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When a Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by a Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

               In addition, the Funds may write covered call options on securities or stock indices. By writing options, the Funds limit their profits to the amount of the premium received. By writing a call option, a Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

               8. Lending of Securities. The Funds may, but do not currently intend to, lend their portfolio securities to qualified institutions as determined by the Advisor. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending of securities, subject to review by the Company's Board of Directors. The Funds may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Company's Board of Directors.

               9. Variable-Amount Master Demand Notes. The Funds may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

               The VANs in which the Funds may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Each Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Company's Board of Directors to minimize credit risks.

               The VANs that the Funds may invest in include participation certificates purchased by a Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet a Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Company has determined meets the prescribed quality standards for the Fund. A Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Funds intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of a Fund's shares, or
(3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to

15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Funds retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Funds subject to the expense limitation on investment company expenses prescribed by any state in which a Fund's shares are qualified for sale. The Advisor has been instructed by the Company's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Funds, the Funds intend to hold them until maturity, except under the circumstances stated above.

               While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Funds may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that a Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause a Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

               For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of a Fund, it will be sold in the market or through exercise of the repurchase demand.

        C.     FUND POLICIES - INVESTMENT RESTRICTIONS

               Each Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of a Fund's outstanding shares. As used in this SAI, the term "majority of the outstanding shares" of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

               Each Fund may not:

        (1) Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Fund's investment criteria, as determined by the Advisor and the Board of Directors, and which is consistent with the Fund's objective and policies.

        (2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed

----------

* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

               5% of the value of the Fund's total assets, the Fund will not purchase additional securities. Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.

        (3) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (2) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets.

        (4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this SAI or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Funds and Their Investments and Risks."

        (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        (6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such Securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Fund's Prospectus.

        (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

        (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions as described under "Description of the Funds and Their Investments and Risks."

        (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except, with respect to the Amerindo Internet B2B Fund, the Amerindo Technology Fund and the Amerindo Technology Fund II, in the technology and science areas and, with respect to the Amerindo Health & Biotechnology Fund, in the health and biotechnology areas as set forth under "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectuses, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

        (10) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

        (11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

               A Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's held holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on a Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

        D.     TEMPORARY DEFENSIVE POSITIONS

               When the Advisor believes that market conditions warrant a temporary defensive position, each Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. A Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Advisor, equate generally to the standards established for U.S. short-term instruments.

        E.     PORTFOLIO TURNOVER

               The portfolio turnover for the Amerindo Technology Fund for the fiscal years ended October 31, 1999 and 2000, was 170% and 30.51%, respectively. The variation in the Fund's portfolio turnover was due to decreased trading by the Fund. In response to current market conditions the Amerindo Technology Fund has employed less of an active trading strategy as opposed to a buy and hold strategy which has decreased the portfolio turnover rate over the last fiscal year. This strategy is consistent with the Fund's investment objectives and overall investment policies and strategies.

III.    MANAGEMENT OF THE FUNDS

               The Company's Board of Directors is responsible for the overall management and supervision of the Funds. Pursuant to the terms of an Investment Advisory Agreement, Amerindo Investment Advisors, Inc. (the "Advisor" or "Amerindo") serves as the investment Advisor to the Funds. The Advisor supervises all aspects of the Funds' operations and provides investment advice and portfolio management services to the Funds. Subject to the Board's supervision, the Advisor makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

               The directors and officers of the Company and their principal occupations during the past five years are set forth below. Their titles may have varied during this period.


                                OFFICERS AND DIRECTORS OF THE COMPANY

ALBERTO W. VILAR*                                 Mr. Vilar has been Chairman of the Board of
Amerindo Investment Advisors Inc.                 Directors and Chief Executive Officer of the
One Embarcadero                                   Company since its inception.  He began his
Suite 2300                                        career with Citibank N.A. in New York in 1964
San Francisco, CA  94111                          and worked there as an International Credit
399 Park Avenue                                   Officer until 1967.  From 1967 to 1971, he
22nd Floor                                        served as Vice President, Portfolio Manager
New York, NY 10022                                and Manager of the Investment Management
(60)                                              Division of Drexel Burnham Lambert in New
                                                  York.  From 1971 to 1973, he served as
                                                  Executive Vice President, Portfolio Manager
                                                  and Director of Equity Strategy at M.D. Sass
                                                  Investor


                                                  Services in New York. In 1973, he became Vice
                                                  President and Portfolio Manager of Endowment
                                                  Management & Research Corporation in Boston.
                                                  From 1977 to 1979, he served as Senior Vice
                                                  President, Director of Research, Chief
                                                  Investment Strategist and Partnership Manager
                                                  of the Boston Company in Boston. He founded
                                                  the predecessors of Amerindo Advisors (U.K.)
                                                  Limited and Amerindo Investment Advisors, Inc.
                                                  (Panama) in 1979 and has served since then as
                                                  a Principal Portfolio Manager. He holds the
                                                  degrees of B.A. in Economics from Washington &
                                                  Jefferson College and an M.B.A. from Iona
                                                  College, and he completed the Doctoral Studies
                                                  Program in Economics at New York University.
                                                  Mr. Vilar was awarded an Honorary Doctorate of
                                                  Humanities Degree from Washington & Jefferson
                                                  College. He has been a Chartered Financial
                                                  Analyst since 1975.


DR. GARY A. TANAKA*                               Dr. Tanaka has been a Director and President
Amerindo Investment Advisors Inc.                 of the Company since its inception.  He
43 Upper Grosvenor Street                         served as a Portfolio Manager for Crocker
London, England W1X9PG                            Bank in San Francisco from 1971 to 1977, and
(57)                                              as a Partnership Manager for Crocker
                                                  Investment Management Corp. in San Francisco
                                                  from 1978 to 1980.  From 1975 to 1980, he
                                                  also served as a Consultant to Andron
                                                  Cechettini & Associates in San Francisco.  In
                                                  1980, he joined the predecessors of Amerindo
                                                  Advisors (U.K.) Limited and Amerindo
                                                  Investment Advisors, Inc. (Panama) as a
                                                  Principal Portfolio Manager and has served in
                                                  this position since that time.  Dr. Tanaka
                                                  holds the degrees of B.S. in Mathematics from
                                                  Massachusetts Institute of Technology and
                                                  Ph.D. in Applied Mathematics from Imperial
                                                  College, University of London.

DR. JOHN RUTLEDGE                                 Dr. Rutledge has been a Director of the
Rutledge & Company, Inc.                          Company since its inception.  He also has
One Greenwich Office Park                         been Chairman of Rutledge & Company, Inc., a
Greenwich, CT  06831                              merchant banking firm, since 1991 and serves
(52)                                              as a director of Earle M. Jorgensen Company,
                                                  Lazard Freres Funds, Fluidrive, Inc., General
                                                  Medical Corporation, Medical Specialties
                                                  Group, United Refrigerated Services, Inc. and
                                                  Utenduhl Capital Partners and is a special
                                                  advisor to Kelso & Companies, Inc. ( a
                                                  private equity investment firm).  He is the
                                                  author of books and investment publications,
                                                  writes a monthly column in Forbes Magazine
                                                  and is a frequent contributor to periodicals.


CHARLES A. PARKER                                 Mr. Parker has been a director of the Company
Amerindo Funds Inc.                               since January 2001.  Before his retirement in
22nd Floor                                        1995, Mr. Parker was formerly an Executive
399 Park Avenue                                   Vice President and Director of the
New York, NY  10022                               Continental Corporation.  In addition to
(66)                                              serving as a director of this Company, Mr.
                                                  Parker also serves as a director for TCW
                                                  Convertible Fund, a closed-end investment
                                                  company.

KEITH B. BROWN                                    Mr. Brown has been Vice President and
Amerindo Investment Advisors Inc.                 Secretary of the Company since June 2000.  In
One Embarcadero                                   1998, Mr. Brown joined Amerindo Investment
Suite 2300                                        Advisors Inc. as the Director of Product
San Francisco, CA  94111                          Development.  From 1983 to 1998, Mr. Brown
(46)                                              was Managing Director at ITS Asset Management.

JESSICA L. CARUSO                                 Ms. Caruso has been Vice President and
Amerindo Investment Advisors Inc.                 Treasurer of the Company since June 2000.
22nd Floor                                        Ms. Caruso has been the Chief Compliance
399 Park Avenue                                   Officer of Amerindo Investment Advisors Inc.
New York, NY  10022                               since June 2000.  From November 1996 to May
(36)                                              2000, Ms. Caruso was Senior Compliance
                                                  Analyst with Amerindo.

HEATHER K. LEWIS                                  Ms. Lewis has been Assistant Secretary of the
Amerindo Investment Advisors Inc.                 Company since June 2000.  Ms. Lewis joined
22nd Floor                                        Amerindo Investment Advisors Inc. in October
399 Park Avenue                                   1999, as a Compliance Analyst.  Prior to
New York, NY  10022                               joining Amerindo, Ms. Lewis was a student.
(24)



*       "Interested Person" (as defined in the 1940 Act) of the Company.

                                              COMPENSATION TABLE
                                   (For Fiscal Year Ended October 31, 2000)


                          Aggregate       Pension or Retirement
 Name of Person and      Compensation    Benefits Accrued as Part   Estimated Annual Benefit   Total Compensation
Position with Company    From Company     of Company Expenses          Upon Retirement         From the Company
---------------------    ------------     -------------------          ---------------         ----------------

Alberto W. Vilar          $       -0-     $       -0-                $       -0-                 $       -0-
Director

Dr. Gary A. Tanaka                -0-             -0-                        -0-                         -0-
Director

Dr. John Rutledge              30,000          30,000                        -0-                         -0-
Director

Jude T. Wanniski               30,000          30,000                        -0-                         -0-
Director**

**Mr. Wanniski resigned as a director in January 2001.

Each Director who is not an interested person of the Company receives a base annual fee of $25,000 which is paid by the Company, plus $1,250 for each meeting attended.

Code of Ethics
--------------

               The Company and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for the Company and the Advisor (the "Codes") restricts the personal investing activities of certain Access Persons and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to preclear security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Company and the Advisor have developed procedures for administration of the Codes.

IV.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

               On January 31, 2001, there were 1,126,372 Class A shares, 310,611 Class C shares and 17,986,921 Class D shares of the Amerindo Technology Fund outstanding. On January 31, 2001, there were 161,121 Class A shares, 127,316 Class C shares and 1,102,708 Class D shares of the Amerindo Internet B2B Fund outstanding. On January 31, 2001, there were 202,127 Class A shares, 95,765 Class C shares and 594,654 Class D shares of the Amerindo Health & Biotechnology Fund outstanding. As of this date, the directors and officers of the Amerindo Technology Fund, as a group, owned less than 1% of each Class. There were no shares of the Amerindo Technology Fund II outstanding as of January 31, 2001.

               The following represents a list of persons who owned 5% or more of the Amerindo Technology Fund's outstanding common stock as of January 31, 2001:


CLASS A SHARES            NONE

CLASS C SHARES            NONE

CLASS D SHARES            Name and Address             Percentage of Class   Nature of Ownership
                          ----------------             -------------------   -------------------

                          Charles Schwab & Co.                   21.83%      Record
                          101 Montgomery Street
                          San Francisco, CA 94104

                          A/C WAIF8628832 MAC &                  11.42%      Record
                          Co.
                          Mutual Fund Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

               The following represents a list of persons who owned 5% or more of the Amerindo Internet B2B Fund's outstanding common stock as of January 31, 2001:


CLASS A SHARES            Name and Address             Percentage of Class   Nature of Ownership
                          ----------------             -------------------   -------------------

                          NFSC FEBO #B36-111201                   7.51%      Record
                          NFSC/FMTC IRA
                          FBO Robert Kocher
                          6916 Azalea Drive
                          San Jose, CA 95120

CLASS C SHARES            Lewco Securities Corp.                  8.32%      Record
                          FBO A/C #H10-640181-3-01
                          34 Exchange Place, 4th Floor
                          Jersey City, NJ 07311

                          LPL Financial Services                  6.46%      Record
                          A/C 1324-7811
                          9785 Towne Centre Drive
                          San Diego, CA 92121

                          Legg Mason Wood Walker                  5.78%      Record
                          406-03120-16
                          P.O. Box 1476
                          Baltimore, MD 21202

CLASS D SHARES            Donald J. Killelea IRA                 18.77%      Record
                          Park Plaza 602
                          5321 North 10th Street
                          McAllen, TX 78054

                          Charles Schwab & Co.                   14.26%      Record
                          101 Montgomery Street
                          San Francisco, CA 94104

               The following represents a list of persons who owned 5% or more of the Amerindo Health & Biotechnology Fund's outstanding common stock as of January 31, 2001:



CLASS A SHARES            NONE

CLASS C SHARES            NONE

CLASS D SHARES            Name and Address             Percentage of Class   Nature of Ownership
                          ----------------             -------------------   -------------------

                          Fiserv Securities Inc.                 15.99%      Record
                          FAO 58900014
                          ATTN:  Mutual Funds Dept.
                          One Commerce Square
                          2005 Market Street,
                          Suite 1200
                          Philadelphia, PA 19103

                          Charles Schwab & Co.                   12.21%      Record
                          101 Montgomery Street
                          San Francisco, CA 94104

                          Kevin Coogan IRA                        6.76%      Record
                          Northern Trust Co. Cust.
                          36 Jaromber Drive
                          Towaco, NJ 07082



V.      INVESTMENT ADVISORY AND OTHER SERVICES

        A.     INVESTMENT ADVISOR

               1. General Information. Amerindo Investment Advisors Inc., a registered investment Advisor, is a California corporation, with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Advisor serves as the investment Advisor of the Funds pursuant to an Investment Advisory Agreement entered into by each Fund on behalf of each Class. The Advisor supervises all aspects of the Funds' operations and provides investment advice and portfolio management services to the Funds. Pursuant to the Advisory Agreement and subject to the supervision of the Company's Board of Directors, the Advisor makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

               The Advisor provides persons satisfactory to the Board of Directors of the Company to serve as officers of the Company. Such officers, as well as certain other employees and directors of the Company, may be directors, officers or employees of the Advisor or its affiliates.

               The Advisor may also provide the Funds with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Advisor, of its affiliates or of other organizations.

               The Advisory Agreement for the Amerindo Technology Fund was approved on May 14, 1996, by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor. The Agreement may be continued in force for successive twelve-month periods beginning each July 31st, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

               The Advisory Agreement for the Amerindo Technology Fund II, the Amerindo Internet B2B Fund, and the Amerindo Health & Biotechnology Fund was approved on May 4, 2000, by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor. The Agreement, which currently extends to May 3, 2002, may be continued in force thereafter for successive twelve-month periods beginning each May 31st, provided that such continuance is specifically approved annually by majority vote of each Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

               The Advisory Agreements are terminable without penalty by a Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of a Fund or by a vote of a majority of the Company's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

               2. Advisor's Fees. Pursuant to the terms of the Advisory Agreements, the Funds, on behalf of each Class, will pay an annual advisory fee paid monthly equal to 1.50% of each Fund's average daily net assets. In addition, the Advisor is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for the Class A and Class D shares and 3.00% for the Class C shares.

             Fees Paid to the Advisor Under the Advisory Agreement:

                            Amerindo Technology Fund


--------------------------------------------------------------------------------
                                       Fiscal Year Ended,
-------------------
                           2000                 1999*              1998
--------------------------------------------------------------------------------
Fees Paid              $8,137,161            $1,959,874          $674,525
--------------------------------------------------------------------------------
Waivers and                    $0               $53,171          $225,991
Reimbursements
--------------------------------------------------------------------------------

                           Amerindo Internet B2B Fund

-------------------------------------------------
                          Fiscal Year Ended

                                2000
-------------------------------------------------
Fees Paid                        $56,266
-------------------------------------------------
Waivers and                      $96,105
Reimbursements
-------------------------------------------------

                      Amerindo Health & Biotechnology Fund

-------------------------------------------------
                          Fiscal Year Ended
                                2000
-------------------------------------------------
Fees Paid                        $26,125
-------------------------------------------------
Waivers and                      $98,910
Reimbursements
-------------------------------------------------

               This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Advisor for the Funds. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of a Fund's shares.

               Expense Limitation. From time to time, the Advisor may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Advisor, the Funds have, under the Advisory Agreements, confirmed their obligation for payment of all other expenses, including without limitation: (i) fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-
----------
* Subsequent to December 31, 1998, the Company's management elected to change its fiscal year end to October 31.

recurring legal and accounting expenses; (viii) costs of organizing and maintaining the Company's existence as a corporation; (ix) compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

               The Funds may from time-to-time hire their own employees or contract to have management services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to the Funds. A Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

        B.     THE DISTRIBUTION AND SERVICE PLAN

               The Company, on behalf of each Class of each Fund, has adopted a distribution and service plan for the Class A and D shares (the "Class A and Class D Plan") and a distribution and service plan for the Class C shares (the "Class C Plan") (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule.

               The Class A and Class D Plan provides that the Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares of the Funds for providing servicing to their clients. These fees are subject to a maximum of 0.25% per annum of the Class D shares' average daily net assets. With respect to Class A shares, the Distributor receives a shareholder servicing and/or distribution fee equal to a maximum of 0.25% of the Class A shares' average daily net assets.

               The Class C Plan provides that the Distributor is paid a compensatory distribution fee equal to 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Funds. This fee is an asset-based sales charge. The Distributor also receives a shareholder servicing fee equal to a maximum of 0.25% per annum of the Class C shares' average daily net assets. Fees paid under the Plans may not be waived for individual shareholders.

               For the fiscal period ended October 31, 2000, the Amerindo Technology Fund made payments under the Plan in effect at that time equal to $57,530 for the Class A shares, $34,676 for the Class C shares and $1,284,259 for the Class D shares; the Amerindo Internet B2B Fund made payments under the Plan in effect at that time equal to $1,223 for the Class A shares, $3,967 for the Class C shares and $8,196 for the Class D shares; and the Amerindo Health & Biotechnology Fund made payments under the Plan in effect at that time equal to $1,096 for the Class A shares, $3,009 for the Class C shares and $3,832 for the Class D shares.

               The Plans each provide that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or the Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions of each Class; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class shares;
(iii) to pay the costs of printing and distributing the Funds' Prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. Further, the Agreements provide that the Advisor may use its service fee for the purposes enumerated in (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii) or (iii) above. The Distributor or the

Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plans with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a Class is required to pay the Distributor or the Advisor for any fiscal year under the shareholder servicing agreements or otherwise. The excess of such payments over the total payments the Advisor received from the Fund represents distribution expenses funded by the Advisor from its own resources, including the Advisory fee.

               Under the Plans, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses;
(iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; (iv) assist in processing purchase and redemption transactions;
(v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Fund) quarterly and year-end statements and confirmations in a timely basis after activity in the account; (ix) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Funds or a shareholder may request.

               Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

               In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into by the Company, on behalf of each Class, the Distributor or the Advisor, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Company's Board of Directors. In addition, the Plans require the Funds and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and the Distributor pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

        C.     DISTRIBUTOR

               The Company, on behalf of each Fund, and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement effective July 13, 1999. Pursuant to the Agreement, the Company grants to the Distributor the exclusive right to sell shares of the Funds at the net asset value per share plus any applicable sales charge in accordance with the current prospectus. The Distributor agrees to use all reasonable efforts, consistent with its other business, in connection with the distribution of shares of the Funds.

               The Distribution Agreement was approved on July 13, 1999, for the Amerindo Technology Fund and on May 4, 2000, for the Amerindo Technology Fund II, the Amerindo Internet B2B Fund, and the Amerindo Health & Biotechnology Fund, by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor.

        D.     ADMINISTRATOR

               1. General Information. The Company and SEI Investments Mutual Funds Services (the "Administrator") have entered into an Administrative Agreement effective September 20, 1999. This Agreement was initially entered into on behalf of the Amerindo Technology Fund on September 15, 1999, and was subsequently approved by the Board of Directors on May 4, 2000, on behalf of the Amerindo Technology Fund II, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund.

               The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investment Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investment Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to over 34 mutual fund families.

               Pursuant to the Administration Agreement, the Administrator provides all administrative services necessary for the Funds, other than those provided by the Advisor, subject to the supervision of the Company's Board of Directors. The Administrator will provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.

               The Administration Agreement shall remain in effect for five years commencing September 15, 1999 (the "Initial Term") and each renewal term of two years each (each, a "Renewal Term"), unless terminated (a) by the mutual written agreement of the Company and the Administrator; (b) by either the Company or the Administrator on 90 days' written notice, as of the end of the Initial Term or the end of any Renewal Term; (c) by either the Company or the Administrator on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Company, effective upon the liquidation of such Fund or the Company as the case may be. The Agreement shall not be assignable by the Administrator, without the prior written consent of the Company, except to an entity that is controlled by, or under common control, with the Administrator. The Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

               Under the Administration Agreement, the Administrator performs or supervises the performance by others of other administrative services in connection with the operations of the Funds, and, on behalf of the Funds, investigates, assists in the selection of and conducts relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Funds' operations. The Administrator provides the Directors of the Company with such reports regarding investment performance as they may reasonably request but shall have no responsibility for supervising the performance by any investment Advisor or sub-Advisor of its responsibilities. The Administrator may appoint a sub-administrator to perform certain of the services to be performed by the Administrator hereunder.

               The Administrator provides the Funds with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities (including facilities for Shareholders' and Directors' meetings) for handling the affairs of the Funds and such other services as the Directors may, from time to time, reasonably request and the Administrator shall, from time to time, reasonably determine to be necessary to perform its obligations under the Agreement. In addition, at the request of the Board of Directors, the Administrator shall make reports to the Directors concerning the performance of its obligations hereunder.

               2. Administrator's Fees. For the services rendered to the Funds by the Administrator, the Fund pays the Administrator a monthly fee based on each Fund's average net assets.

                   Calculation of Administrator's Monthly Fee

             ----------------------------------------------------
             Fund's Net Assets                             Fee
             ----------------------------------------------------
             Up to $250 million                           .125%
             ----------------------------------------------------
             Next $250 million                            .09%
             ----------------------------------------------------
             Next $500 million                            .07%
             ----------------------------------------------------
             On assets over $1 Billion                    .05%
             ----------------------------------------------------

        E.     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

               The Northern Trust Company, 50 S. Lasalle Street, Chicago, Illinois 60675, serves as custodian for the Funds' cash and securities. Pursuant to a Custodian Agreement with the Company, on behalf of the Funds, it is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Forum Shareholder Services LLC also acts as the Funds' transfer and dividend agent. Forum Shareholder Services LLC has its principal office at 2 Portland Square, Portland, Maine 04101.

        F.     COUNSEL AND INDEPENDENT AUDITORS

               Legal matters in connection with the issuance of shares of common stock of the Company are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, NY 10022. Deloitte & Touche, 2 World Financial Center, New York, NY 10281 have been selected as auditors for the Funds.

VI.     BROKERAGE ALLOCATION AND OTHER PRACTICES

               The Advisor makes the Funds' portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Advisor determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Advisor will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Advisor does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor, or portfolio transactions may be effected by the Advisor. Neither the Funds nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Advisor may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. For the fiscal years ended October 31, 2000, and 1999, and December 31, 1998, the Amerindo Technology Fund paid brokerage commissions in the amount of $18,398, $35,930 and

$16,443, respectively. For the fiscal year ended October 31, 2000, the Amerindo Internet B2B and the Amerindo Health & Biotechnology Funds paid brokerage ommissions in the amount of $2,825 and $1,823, respectively.

               The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Advisor may consider the sale of shares of a Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

               A majority of the portfolio securities that the Funds purchase or sell will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. Brokerage commissions are not usually paid for any such purchases. Any transactions involving such securities for which the Funds pay a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Funds may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Funds is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

               Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Funds rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

               Investment decisions for the Funds will be made independently from those for any other investment companies or accounts that may become managed by the Advisor or its affiliates. If, however, the Funds and other investment companies or accounts managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for a Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

               In addition to managing the assets of the Funds, the Advisor manages assets on a discretionary basis for other clients and, as a result, the Advisor may effect transactions in such clients' accounts in securities in which a Fund currently holds or, in the near future may hold, a position. The Advisor makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Advisor will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

VII.    CAPITAL STOCK AND OTHER SECURITIES

               The authorized capital stock of the Company consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Company's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series (Amerindo Technology Fund, Amerindo Technology Fund II, Amerindo Internet B2B Fund, and Amerindo Health & Biotechnology Fund) and into three Classes -- Class A, Class C and Class D. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

               There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

               The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Funds do not issue certificates evidencing Fund shares.

               As a general matter, the Funds will not hold annual or other meetings of their shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to a Fund's investment advisory agreement, (c) for approval of revisions to a Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act including the removal of Fund directors and communication among shareholders, any registration of the Funds with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of a Fund's outstanding shares. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

VIII.   PURCHASE, REDEMPTION AND PRICING OF SHARES

               The following information supplements the material relating to purchase, redemption and pricing of shares located in the Shareholder Information section of the Prospectuses.

        A.     INVESTMENTS THROUGH SHAREHOLDER ORGANIZATIONS

               Investors may, if they wish, invest in the Funds through the Shareholder Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Shareholder Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased. Shareholder Organizations may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when the Shareholder Organization or its designated agent or affiliate receives the order. Orders will be priced at a Fund's net asset value next computed after the orders are received by the Shareholder Organization or its designated agent or affiliate.

               Shareholder Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Shareholder Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Investors whose Shareholder Organizations have not undertaken to provide such statements will receive them from the Funds directly.

               Shareholder Organizations may charge investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Shareholder Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net return to investors who invest through Shareholder Organizations may be less than the net return that can be achieved by investing in the Fund directly. Investors should read this Prospectus in conjunction with the materials provided by the Shareholder Organization describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Organization.

               Shareholder Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.



               The following information regarding the Internet is applicable to Class D shares only.

Investment Procedures

    How to Open an Account                            How to Add to Your Account

By Internet: www.amerindo.com                         By Internet

Log on to our web site                                Log on to our web site
Complete the application online                       Select Transactions/Purchase menu
Accept the terms of the online application            option
Account opening amount limited to $2,500              Follow the instructions provided
Mail us your check, instruct your financial           We will electronically debit your
institution to wire your money to us, or we can       purchase proceeds from your
electronically debit your purchase proceeds from      previously selected financial
your selected financial institution                   institution

Online Transactions. You may purchase, sell or exchange Fund shares. If you conduct online Fund transactions, you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks, which are explained in greater detail on the Internet site. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption.

                      How to Sell Shares from Your Account

By Internet

        o Log on to our web site (unless you declined Internet trading privileges on your account application)

        o      Provide the following information:

        o      Your User ID

        o      Your password

        o      Select the Transactions/Redemption menu option

        o      Follow the instructions provided

Redemption proceeds will be electronically credited to your account at your previously selected financial institution

Telephone/Internet Redemption Privileges You may redeem your shares by telephone or internet unless you declined telephone or internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or internet order as long as the Transfer Agent takes reasonable measures to confirm that orders communicated are genuine. Internet transactions will require the use of your User ID and password.

Exchange Privileges

You may exchange your shares of the Fund for shares of any other Fund identified in the prospectus by telephone, via the Internet or in writing. Exchanges from one Fund into another must be for the same class of shares.

Requirements You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). Please note that exchanges may be made only two (2) times in any twelve (12) month period. You may exchange your shares by mail, online or telephone, unless you declined telephone/online redemption privileges on your account application. You may be responsible for any unauthorized telephone or internet order as long as the Transfer Agent takes reasonable measures to confirm that orders communicated are genuine.

                                How to Exchange

By Internet

        o Log on to our web site (unless you declined Internet trading privileges on your account application)

        o      Provide the following information:

        o      Your User ID

        o      Your password

        o      Select the Transactions/Exchange menu option

        o      Follow the instructions provided



IX.     TAXATION OF THE FUND

               Prospective investors should consult their tax advisors with respect to the tax consequences of an investment in the Fund.

               Each Fund has elected and intends to continue to qualify annually as a regulated investment company under the Code. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements discussed below. By meeting these requirements, a Fund generally will not be subject to Federal income tax on investment company taxable income, and on net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

               Each Fund's policy is to declare dividends annually and distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. Shareholders will be notified annually as to the Federal tax status of distributions. Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date. The Funds do not expect that any of their distributions will qualify for the dividends-received deduction for corporations.

               Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute for the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) from the one-year period ending October 31 of such year, and (3) any deficiencies from distributions in such prior years.

               In addition to satisfying the distribution requirement described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

               The Funds must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which that Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

               If for any taxable year a Fund did not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders.

               Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

               Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Funds accrue interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

               Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

               If any net capital gains are retained by the Funds for reinvestment, requiring Federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of Federal income taxes paid by a Fund on such gains as a credit against their own Federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

               The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the Federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding.

               The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult their tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

               The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated investment companies in a manner that is generally similar to the Federal income tax rules described herein.

               Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the Federal income tax laws.

X.   UNDERWRITERS

               Each Fund sells and redeems its shares on a continuing basis at their net asset value and imposes a sales charge. The Distributor receives an underwriting commission of 0.25% on sales of Class A shares only. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e. $1.00) and as agent for the Funds, will solicit orders for the purchase of a Fund's shares, provided that any subscriptions and orders will not be binding on that Fund until accepted by the Fund as a principal. In addition, as further described in "B. The Distribution and Service Plan," the Distributor receives a fee equal to 0.25% of the Class A shares' and 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance and shareholder support to that Fund.

               The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Funds' position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to a Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.     CALCULATION OF PERFORMANCE DATA

               The Funds, on behalf of each Class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Funds intend to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular Class of a Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular Class of a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each Class's yield. Total return is the average annual total return for the period which began at the inception of a particular Class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten-year periods will be shown, unless the Class of that Fund has been in existence for a shorter period.

               The yields and the net asset values of each Class of shares of the Funds will vary based on the current market value of the securities held by the Funds and changes in such Class's expenses. The Advisor, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a Class of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a Class of the Funds to yields and total rates of return published for other investment companies and other investment vehicles.

               The Funds compute yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD =           2[(a-b + 1)6 - 1]
                                                   cd
Where:        a     =    dividends and interest earned during the period.
              b     =    expenses accrued for the period (net of reimbursements).
              c     =    the average daily number of shares outstanding during the period that were entitled to dividends.
              d     =    the maximum offering price per share on the last day of the period.

               Actual future yields will depend on the type, quality, and maturities of the investments held by the Funds, changes in interest rates on investments, and a Fund's expenses during the period.

               COMPUTATION OF TOTAL RETURN. The total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the SAI, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                            P(1 + T)n = ERV

Where:       P       =   a hypothetical initial investment of $1000

             T       =   average annual total return

             n       =   number of years

             ERV     =   ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or
                         10-year periods (or fractions thereof).

               If a Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

               The total returns of the Funds for the periods ending October 31, 2000, were as follows: Amerindo Technology Fund Class A shares - (13.98)% for one year and 73.27% since inception; Class C shares - N/A % for one year and (34.64)% since inception; Class D shares - (13.90)% for one year and 30.31% since inception; Amerindo Internet B2B Fund: Class A shares - 67.89% since inception; Class C shares - 67.30% since inception; Class D shares - 67.91% since inception; and Amerindo Health & Biotechnology Fund: Class A shares - 45.90% since inception; Class C shares - 45.50% since inception; Class D shares
- 45.99% since inception.

               Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

               From time to time evaluations of performance of the Funds made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment

Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Advisor made by independent sources may be used in advertisements of the Funds.

XII.    FINANCIAL STATEMENTS

               The financial statements for the year ended October 31, 2000, are available, without charge, upon request. The annual financial statements are audited by the Fund's independent financial accountants. The audited financial statements for the Fund dated October 31, 2000, and the Report of Deloitte & Touche LLP thereon, are incorporated herein by reference to the Annual Report to Shareholders dated October 31, 2000. Shareholders will receive Semi-Annual and Annual Reports from the Fund.